Exhibit 32.2
Certification of the Interim Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Integral Ad Science Holding Corp. (the “Company”) for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Jill Putman, Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2025	/s/ Jill Putman
Jill Putman
Director and Interim Chief Financial Officer